                                                                    EXHIBIT 10.5


                                  AMENDMENT TO
                             CONTRIBUTION AGREEMENT
                               (Public Securities)



     THIS AMENDMENT TO CONTRIBUTION AGREEMENT (this "Amendment") is made and entered into as of this 17th day of October, 2002 (the "Effective Date"), by and between Crow Family Partnership, L.P., a Texas limited partnership ("CFP"), and Crow Public Securities, L.P., a Texas limited partnership ("Assignee"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement referred to below.

                                   WITNESSETH

     WHEREAS, CFP and Assignee entered into that certain Contribution Agreement dated as of October 14, 2002 (the "Agreement"); and

     WHEREAS, Exhibit A attached to the Agreement did not accurately reflect the number of shares of Trammell Crow Company being contributed to the Assignee, the parties hereto, therefore, desire to amend the Agreement to correct Exhibit A.

     NOW, THEREFORE, in consideration of the premises, warranties and mutual covenants set forth herein, the parties hereto agree as follows:

     1. Amendment. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached to this Amendment.

     2. Agreement Otherwise Unchanged. Except as herein specifically amended or supplemented hereby, the Agreement shall continue in full force and effect in accordance with its terms.

     3. Governing Law. This Amendment is entered into in Dallas County, Texas, is to be performed in said county and shall be construed and enforced in accordance with the laws of the State of Texas.

                            [signature page follows]




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     IN WITNESS WHEREOF, this Amendment is executed to be effective as of the
Effective Date.



                                        CFP:


                                        CROW FAMILY PARTNERSHIP, L.P.

                                        By: Crow Family, Inc., its sole
                                            general partner


                                        By:    /s/ RONALD S. BROWN
                                              ----------------------------------
                                        Name:  Ronald S. Brown
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                        ASSIGNEE:

                                        Crow Public Securities, L.P.

                                        By: Crow Family, Inc., its general
                                        partner


                                        By:    /s/ RONALD S. BROWN
                                              ----------------------------------
                                        Name:  Ronald S. Brown
                                              ----------------------------------
                                        Title: Vice President
                                              ----------------------------------





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                                     Exhibit A

                                Public Securities

1. 1,000 shares of common stock of Trammell Crow Company represented by certificate number 2.

2. 2,199,266 shares of common stock of Trammell Crow Company represented by certificate number 1429.

3. $9,946,000 in principal amount of 11.75% notes of Allegiance Telecom, Inc. due in February, 2008.




                                      A-1